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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
                         ------------------------------

                                    FORM 8-K


                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

         Date of Report (Date of earliest event reported): JULY 3, 2008

                                 SMARTPROS LTD.
                                 --------------
             (Exact name of Registrant as specified in its charter)


              Delaware                    001-32300            13-4100476
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 (State or other jurisdiction         (Commission File       (IRS Employer
      of incorporation)                Number)             Identification No.)



            12 Skyline Drive
           Hawthorne, New York                                 10532
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  (Address Of Principal Executive Office)                    (Zip Code)

        Registrant's telephone number, including area code (914) 345-2620
                                                           --------------






Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act
      (17 CFR 230.425)

[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act
      (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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ITEM 1.01. ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.

         See disclosure under Item 2.01 below.

ITEM 2.01.        COMPLETION OF ACQUISITION OR DISPOSITION OF ASSETS.

         On July 3, 2008 (the "Closing Date"), SmartPros Ltd. (NASDAQ:SPRO) ("SmartPros") acquired all the issued and outstanding shares of Loscalzo Associates ("Associates") which provides live accounting and auditing related CPE programs, conferences and seminars.

         Under the terms of the stock purchase agreement (the "Acquisition Agreement") by and between SmartPros and Margaret Loscalzo (the "Seller"), the sole stockholder of Associates until the Closing Date, SmartPros paid a purchase price of approximately $4,400,000 in cash to the Seller. Following the Closing Date, the purchase price is subject to adjustment depending on the final determination of Associate's income for the year ended December 31, 2007 (before taxes) as shall be reflected in the audited financial statements of Associates, and as further adjusted as provided in the Acquisition Agreement. On a cash basis (i) Associates average net income before officers' salaries for the two years ended December 31, 2007 was in excess of $1.2 million and (ii) revenue for the same two year period averaged in excess of $3 million.

         The amount of the consideration was determined in an "arms-length" negotiation. Prior to the Closing Date, neither SmartPros nor any of its affiliates, nor any officer or director of SmartPros had any material relationship with the Seller.

         As part of the transaction, SmartPros hired the Seller and William Loscalzo to serve as President and Vice President, respectively, of Associates.

         The foregoing description of the transaction does not purport to be complete and is qualified in its entirety by reference to the full text of the Acquisition Agreement filed as Exhibit 10.1 to this Current Report on Form 8-K and incorporated herein by reference.

ITEM 8.01: OTHER EVENTS.

         On July 7, 2008, SmartPros issued a press release, a copy of which is attached as Exhibit 99.1.

ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS.

       (a) FINANCIAL STATEMENTS OF BUSINESS ACQUIRED.

           Financial statements of the business acquired will be provided by an amendment to this Report not later than 71 days after July 10, 2008.

       (b) PRO-FORMA FINANCIAL INFORMATION.

           Pro-forma financial information with respect to the business acquired will be provided by an amendment to this Report not later than 71 days after July 10, 2008.

       (d) Exhibits

       EXHIBIT
         NO.                            DESCRIPTION
         ---                            -----------

        10.1       Stock Purchase Agreement dated as of July 3, 2008.

        99.1       Press Release dated July 7, 2008.

                                    * * * * *

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Current Report on Form 8-K to be signed on its behalf by the undersigned, hereunto duly authorized.

                                         SmartPros Ltd.

Dated: July 8, 2008                      By:    /s/ Allen S. Greene
                                             -----------------------------------
                                             Allen S. Greene,
                                             Chief Executive Officer